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                                                            EXHIBIT 10(l)


                              BOATMEN'S BANCSHARES, INC.
                           1991 INCENTIVE STOCK OPTION PLAN


1.   PURPOSE
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                The purpose of the 1991 Incentive Stock Option Plan (the
                "Plan") of Boatmen's Bancshares, Inc. (the "Corporation") is to provide increased incentive for certain key employees of the Corporation and its subsidiaries and to encourage them to acquire a proprietary interest in the Corporation.


2.   SHARES
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                The shares which may be issued under the Plan shall be limited to 4,000,000 (subject to adjustment as provided in Section
                12) of the $1.00 par value common shares of the Corporation. Such shares may be either authorized but unissued shares or treasury shares.


3.   ADMINISTRATION
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                The Plan shall be administered by the Compensation Committee of the Corporation (the "Committee"), composed of three or more directors of the Corporation who are not officers or employees thereof. Members of the Committee shall be appointed by and shall serve at the pleasure of the Board of Directors. Subject to the express provisions of the Plan, the Committee shall have complete authority to determine the individuals to whom and the time or times when options shall be granted and when they may be exercised, to specify the terms and provisions of the options, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to the conduct of the Committee's affairs, and to make all other determination necessary or advisable for the administration of the Plan. All determinations by the Committee shall be conclusive.


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4.   ELIGIBILITY
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                Options may be granted only to key employees of the Corporation or its subsidiaries, including but not limited to officers, whether or not they are directors of the Corporation or its subsidiaries. An option may not be granted to any person who, at the time the option is granted, owns, within the meaning of Section 424(d) of the Internal Revenue Code, more than 10% of the total combined voting power of all classes of stock of the Corporation or any of its subsidiaries, unless, at the time such option is granted, the option price is at least 110% of the fair market value of the shares subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.


5.   OPTION PRICE
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                The price per share for shares to be sold pursuant to an option shall be not less than the fair market value thereof on the date on which the option is granted, as determined by the Committee.


6.   LIMITATIONS ON GRANTS PER EMPLOYEE
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                The aggregate fair market value, determined at the time the option is granted, of the shares with respect to which options are exercisable for the first time by an employee during any calendar year (under all stock option plans of the Corporation and its subsidiaries to which the provisions of Section 422 of the Internal Revenue Code apply) shall not exceed $100,000.


7.   OPTION PERIOD AND LIMITATIONS ON RIGHT TO EXERCISE
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                An option by its terms may be exercised only during an option period commencing on the date on which the option is granted and ending ten years thereafter, provided, however, that the Committee may specify a period or periods within such option period during which one or more portions or all of the total number of shares to which such option relates may not be purchased; and except as set forth in Sections 10 and 11 hereof, no option may be exercised unless the optionee is then in the employ of the Corporation or of one of its subsidiaries and shall have been continuously so employed since the date of the grant of his option.

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8.   PAYMENT FOR SHARES
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                Full payment for Shares purchased shall be made at the time of exercise of the option. Such payment shall be made in cash or, if authorized by the Committee in the option grant, in whole or in part in common shares of the Corporation valued at fair market value, as determined by the Committee.
                Options may be exercised in whole or in part. No shares will be issued until full payment therefor has been made and the optionee shall have none of the rights of a shareholder until such payment is made.


9.   NON-TRANSFERABILITY OF OPTIONS
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                An option granted under the Plan by its terms shall not be transferable otherwise than by will or by the laws of descent and distribution and shall be exercisable, during the lifetime of the optionee, only by the optionee, or the optionee's guardian or legal representative.


10.  TERMINATION OF EMPLOYMENT
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                If the employment of an optionee is terminated other than by reason of his death, he may exercise his option, to the extent that he was entitled to exercise it at the date of such termination of employment, at any time within three months after such termination or, in the case of an optionee who is disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code) within one year after such termination, provided that an optionee whose employment is terminated by reason of conduct which the Committee determines to have been knowingly fraudulent, deliberately dishonest or willful misconduct shall forfeit all rights hereunder and provided further that no exercise of any option may take place later than ten years from the date of grant of such option. No change in the duties of an optionee, while in the employ of the Corporation or one of its subsidiaries, or any transfer among them shall constitute termination of employment by the Corporation and its subsidiaries. Nothing in the Plan or in any option shall be deemed to create any limitation or restriction on such rights as the Corporation and its subsidiaries otherwise would have to terminate the employment of any person at any time for any reason.

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11.  DEATH OF OPTIONEE
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                In the event of the death of an optionee, either while
                employed by the Corporation or within three months after termination of his employment, his option may be exercised to the extent that he was entitled to exercise it at the date of his death, by his estate, or by any person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the optionee, at any time, but in no event after ten years from the date of the grant of the option.

12.  EFFECT OF CHANGE IN SHARES
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                If there is any change in the shares of the Corporation by reason of stock dividends, split-ups or consolidations of shares, recapitalizations, mergers, consolidations, reorganizations, combinations or exchange of shares, the number and class of shares available for options and the number of shares subject to any outstanding option, and the price thereof, shall be appropriately adjusted by the Committee, provided, however, that if the Corporation shall issue additional capital stock of any class for consideration, there shall be no adjustment.


13.  AMENDMENT OR TERMINATION
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                Unless the Plan shall theretofore have been terminated as
                hereinafter provided, the Plan shall terminate on, and no option shall be granted hereunder after January 22, 2001
                (ten years from the date of its adoption by the Board of Directors of the Corporation). The Board of Directors of the Corporation may, at any time prior to that date, terminate the Plan or make such modifications of the Plan as it may deem advisable.

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14.  REGULATORY AUTHORITY
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                It is intended that options granted under the Plan shall be incentive stock options within the meaning of the provisions of Sections 421-425 of the Internal Revenue Code and the regulations issued thereunder and shall be entitled to the benefits afforded thereby. (References in the Plan to such provisions and regulations shall be deemed to refer as well to any enacted or issued in lieu thereof.) The Plan shall be administered in such a manner as to effectuate such intention and shall be construed and interpreted in accordance with such provisions and regulations. Each option grant shall be subject to, and no exercise of any option shall be effective unless and until there shall have been, compliance, to the extent the Committee shall deem advisable, with the requirements of all applicable Federal, state and other pertinent regulatory authority.


15.  EFFECTIVE DATE OF PLAN
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                The Plan shall be effective as of January 22, 1991 only if it shall be approved within twelve months thereafter by the shareholders of the Corporation as required by the Internal Revenue Code and the regulations issued thereunder and no option granted hereunder, if any, after such effective date but prior to such approval may be exercised unless and until such approval shall have been granted.


16.  EFFECTIVE DATE OF PLAN
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                The Plan shall be effective as of February 10, 1987, but no option or stock appreciation right granted hereunder, if any, may be exercised unless and until the Plan shall have been approved by the shareholders of the Corporation.



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